Exhibit 99.1
Newpark Resources Presentation March 2011

Forward-Looking Statements 2 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this presentation and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, as well as others, could cause results to differ materially from those stated. These risk factors include, but are not limited to, our customer concentration and cyclical nature of our industry, the availability of raw materials and skilled personnel, our market competition, the cost and continued availability of borrowed funds, our international operations, political and social unrest in North Africa and the Middle East, legal and regulatory matters, including environmental regulations, inherent limitations in insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, the impact of severe weather, particularly in the U.S. Gulf Coast, and restrictions on offshore drilling activity in the Gulf of Mexico Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website at www.newpark.com.

Company Overview 3 Specialized provider of: Fluids Systems and Engineering Mats and Integrated Services Environmental Services Customers: Oil and Gas Industry Key geographic markets: North America North Africa Europe Brazil

Drilling Fluids - Market Share 4 Our worldwide market share has demonstrated growth over the past decade Growth has been driven by independents, major international oil companies and national oil companies Market share was impacted by downturn in North America in 2009 but rebounded in 2010 2010 Worldwide Fluids Market $8.3 billion market size Newpark Resources 7.2% Baker Hughes 10.1% Halliburton Corp. 22.8% Others 22.7% Schlumberger 37.2%

Technology 5 Focused on providing customized solutions for E&P operators to improve their drilling economics Offshore - Deepwater and Shelf Completed in early 2011 an offshore well, water depth of over 7,000 feet, for a Major IOC Land - Conventional and Unconventional Formations Proprietary and Patented Technology High Performance Water Based Systems High Performance Synthetic Based Systems Traditional and Hybrid Oil Based Systems

Technology 6 New water based system, Evolution(tm), used successfully in the U.S. shale plays Yields improved rate of penetration; reduced operating expense (rig time and waste disposal) Won 2010 World Oil magazine innovation award for "Best Drilling, Completions & Production Fluids" Total 2010 revenue of $27 million, 22 customers, over 100 wells and 800,000 feet drilled 2011 - Continued rollout to new basins and new customers in the U.S. shale plays Recognized in 2010 by Energy Point Research, an independent customer service survey company. Rated 1st in HS&E policies and practices Rated 1st in drilling fluids products Rated 1st in availability and delivery

Customer Revenue Mix Growth with IOC's and NOC's Results of strategic shift started in 2006 Focus on IOC's and NOC's Why? Less competition versus independents Longer investment horizons (stability) Longer-term contracts 7 NOC IOC Other

International Revenue Growth/Mix Focused on driving towards more balance between North American and International revenues Why? To provide more stability; balance between natural gas (North America) and oil (International) Longer investment horizons (stability) 8 US Canada Brazil Europe & Africa

Fluids Systems and Engineering Scope of Operations - North America 9 Serves major North America basins; recently expanded to Marcellus and Bakken Shale Approximately 15% share of total U.S. markets served in 2010, up from 14% in 20091 Introducing Evolution(tm), our water-based system, for use in Barnett, Eagle Ford, and Woodford Shales Approximately 16% share of the U.S. shale markets1 (1) Source: Company estimates

Fluids Systems and Engineering Expanding Internationally 10 Targeted markets Brazil: Petrobras and IOCs Italy, Algeria, Libya and Tunisia New market opportunities: Turkey, Egypt and the Middle East 2010 Full-Year Revenue Mix: 71% North America 29% International Short-term Growth Potential Long-term Growth Potential

Penetrating Brazilian Offshore Market 11 2nd largest drilling fluids capacity in Brazil with 8 service locations Customers include Petrobras, XOM, Repsol, Maersk and Anadarko 2010 full-year revenue of $61 million, compared to $26 million in 2009 Taking steps to improve profitability and align operations with activity levels ($1.4 million profit in Q4 compared with $2.7 million loss in Q3)

Rheochem Acquisition 12 Drilling fluids business of Rheochem PLC, operating in Australia New Zealand India Markets: Offshore Onshore Geothermal Coal Bed Methane Revenues of A$20.3 million in FY June 30, 2010 and A$34.2 in FY June 2009 Purchase price of A$23.8 million at closing with earn out potential based on EBITDA up to A$45 million

Mats and Integrated Services 13 Growth through new markets for mat rentals Marcellus UK New environmental applications drive growth in 2010 Use of composite mats to minimize adverse impacts of land drilling Higher asset utilization and 2009 cost structure initiatives helped drive higher margins in 2010 Competitive products are beginning to enter the market

Environmental Services 14 Processes and disposes of E&P waste Non-hazardous oilfield waste Leading market position in U.S. Gulf Coast Uses low pressure injection technology Waste disposed into unique geological structures underground Impacted by Gulf of Mexico Moratorium going forward $10.5 million in 2010 spill related revenue; in 2011 spill volumes should cease

Fourth Quarter 2010 Operating performance Total revenues of $194.5 million in Q4 2010, up 44% from a year ago and up 9% from Q3 EPS of 15¢ in Q4 compared to breakeven a year ago and 9¢ in Q3 $14.2 million sequential revenue increase in Brazil driven by greater product volume 13% sequential revenue growth in Mats driven by continued strength in Northeast $3.1 million of revenue related to spill activities in Q4 15

Capital Structure 16 Solid balance sheet Debt/Capitalization ratio of 29.5% with yearend cash balance of $83 million Recent convertible notes offering matures in 2017 Convertible notes terms Interest rate of 4% Conversion price of $11.00 per share No financial covenants

Outlook 17 Gas prices to remain under pressure through 2011 We are participating in the move toward liquids Drilling Moratorium & Permitting Requirements Will continue to have an impact on our environmental services business Brazil will continue to experience revenue swings as operators finish wells Evolution(tm) Technology Continue deploying new formulations in shale plays across North America

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23 Paul Howes President & CEO Jim Braun VP & CFO Mark Airola GC & Admin Officer Bruce Smith President Fluids Systems and Engineering Jeff Juergens President Mats & Integrated Services & Environmental Services Tom Eisenman President Excalibar Minerals LLC Bill Moss VP Corporate Strategy & Development Experienced Leadership

Management Biographies 24 Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America. James E. Braun, VP & CFO: Jim joined Newpark in October 2006 as its Vice President and Chief Financial Officer. Before joining Newpark, since 2002, Mr. Braun was Vice President, Finance, of Baker Oil Tools, one of the largest divisions of Baker Hughes Incorporated, a leading provider of drilling, formation evaluation, completion and production products and services to the worldwide oil and gas industry. From 1998 until 2002, Mr. Braun was Vice President, Finance and Administration, of Baker Petrolite, the oilfield specialty chemical business division of Baker Hughes Incorporated. Previously, he served as Vice President and Controller of Baker Hughes Incorporated, and he was with Deloitte & Touche prior to joining Baker Hughes Incorporated. Mark J. Airola, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola has practiced law for 22 years, primarily with large, publicly traded companies. Most recently, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

Management Biographies 25 Bruce C. Smith, President Fluids Systems and Engineering: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit. Jeffery L. Juergens, President Mats and Integrated Services & Environmental Services: Jeff joined Newpark in October 2010 as President of Newpark Mats and Integrated Services and Newpark Environmental Services. Prior to joining Newpark, Mr. Juergens was the Chief Executive Officer of B&B Oilfield Services, an oilfield equipment manufacturing company which was acquired by Halliburton. Mr. Juergens has also held the position of Vice President, International Operations/Regional Manager with SPS International, a global company specializing in wellbore cleanup equipment and services, subsequently acquired by M-I Swaco. Thomas E. Eisenman, President Excalibar Minerals LLC: Tom joined Newpark in August 1997 as President of Excalibar Minerals LLC, when Newpark purchased Excalibar Minerals Inc., an industrial minerals processing and marketing company founded by Mr. Eisenman in 1990. Prior to starting Excalibar Minerals he had served as Vice-President of Minerals at Milpark Drilling Fluids Inc., a division of Baker Hughes Inc. from 1986 thru 1990 and President of Eisenman Chemical Co. a wholesale chemical supplier with $65 million in annual sales to the drilling service industry from 1979 thru 1986. William D. Moss, VP Corporate Strategy & Development: Bill joined Newpark in June 2008 as President of Mats and Integrated Services. In June 2009, he became VP Corporate Strategy & Development. Before joining Newpark, Mr. Moss held management positions at BJ Services Company, most recently, since 1997, as Division President of BJ Chemical Services, a provider of production and industrial chemicals, remedial pumping and capillary services to US and international customers. He previously served as Director, Logistics, of BJ Services with responsibility for worldwide logistics organization. From 1988 to 1995 Moss was Vice-President, International Operations of Western Petroleum Services International and prior to that, he spent 10 years in numerous leadership positions at Western Company of North America.